                                       1
EXHIBIT 99.5a

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-56117) of Raytheon Company of our report dated June 4, 1999 relating to the financial statements of the Raytheon E-Systems, Inc. Employee Savings Plan, which appears in this Form 10-K/A.

PricewaterhouseCoopers LLP


Boston, Massachusetts
June 29, 1999